UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  January 15, 2003

BEAR STEARNS ASSET BACKED SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated March 1, 2002 providing for the issuance of ABFS Mortgage Loan Trust 2002-1 Mortgage Pass-Through Certificates, Series 2002-1.

                    BEAR STEARNS ASSET BACKED SECURITIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                  333-56242-07                 13-3836437
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


245 Park Avenue
New York, New York                                               10167
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-4095

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's ABFS Mortgage Loan Trust 2002-1 Mortgage Pass-Through Certificates, Series 2002-1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 ( the "Agreement"), among Bear Stearns Asset Backed Securities Inc., as Depositor, American Busines Credit Inc., as Servicer, and JPMorgan Chase Bank, as Trustee and Collateral Agent.

     On January 15, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on January 15, 2003 as Exhibit 99.1.

BEAR STEARNS ASSET BACKED SECURITIES INC.
ABFS Mortgage Loan Trust 2002-1
Mortgage Pass-Through Certificates, Series 2002-1
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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Trustee and Collateral Agent under the Agreement referred to herein



Date: January 21, 2003              By: /s/   Jennifer McCourt
                                        -----------------------------
                                            Jennifer McCourt
                                            Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders

                                  Exhibit 99.1

                         Statement to Certificateholders
                                 January 15, 2003


                        ABFS MORTGAGE LOAN TRUST 2002-1
                        STATEMENT TO CERTIFICATEHOLDERS
                                January 15, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------

A1        107,527,000.00     61,217,654.05    9,286,900.02      82,133.69    9,369,033.71    0.00      0.00       51,930,754.03
A2         38,958,000.00     38,958,000.00            0.00     131,158.60      131,158.60    0.00      0.00       38,958,000.00
A3         57,167,000.00     57,167,000.00            0.00     226,286.04      226,286.04    0.00      0.00       57,167,000.00
A4         63,457,000.00     63,457,000.00            0.00     296,661.48      296,661.48    0.00      0.00       63,457,000.00
A5         52,891,000.00     52,891,000.00            0.00     286,933.68      286,933.68    0.00      0.00       52,891,000.00
R                   0.00              0.00            0.00           0.00            0.00    0.00      0.00                0.00
X                   0.00              0.00            0.00           0.00            0.00    0.00      0.00                0.00
TOTALS    320,000,000.00    273,690,654.05    9,286,900.02   1,023,173.49   10,310,073.51    0.00      0.00      264,403,754.03

AIO        32,000,000.00     32,000,000.00            0.00     266,666.67      266,666.67    0.00      0.00       32,000,000.00
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                            BEGINNING                                                           ENDING
CLASS          CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL
-------------------------------------------------------------------------------------------------------
A1          000759CB4    569.32355641   86.36807518      0.76384248    87.13191766          482.95548123
A2          000759CC2  1,000.00000000    0.00000000      3.36666667     3.36666667        1,000.00000000
A3          000759CD0  1,000.00000000    0.00000000      3.95833330     3.95833330        1,000.00000000
A4          000759CE8  1,000.00000000    0.00000000      4.67500008     4.67500008        1,000.00000000
A5          000759CF5  1,000.00000000    0.00000000      5.42500009     5.42500009        1,000.00000000
TOTALS                   855.28329391   29.02156256      3.19741716    32.21897972          826.26173134

AIO         000759CG3  1,000.00000000    0.00000000      8.33333344     8.33333344        1,000.00000000
-------------------------------------------------------------------------------------------------------

--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------

A1        0.000000 %    0.000000 %      0.000000 %
A2        4.040000 %    4.040000 %      4.040000 %
A3        4.750000 %    4.750000 %      4.750000 %
A4        5.610000 %    5.610000 %      5.610000 %
A5        6.510000 %    6.510000 %      6.510000 %

AIO      10.000000 %   10.000000 %     10.000000 %
 --------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

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                              Joseph M. Costantino
                              JPMorgan Chase Bank
                               450 W. 33rd St,
                            New York, New York 10001
                              Tel: (212) 946-3881
                              Fax: (212) 946-8302
                    Email: Joseph.M.Costantino@JPMorgan.com
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Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
